UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 25, 2026

BRIDGFORD FOODS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-02396	95-1778176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1707 S. Good-Latimer Expressway, Dallas, Texas	75226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 428-1535

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock	BRID	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On Wednesday, March 25, 2026, Bridgford Foods Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”), as a virtual meeting online via live audio and video webcast at which the matters set forth below were submitted to a vote of the shareholders. The votes presented in this Form 8-K differ, although not materially, from those presented during the meeting as the data herein represents the final totals. Shareholders representing 8,677,794, or 95.6%, of the 9,076,832 shares outstanding on the record date (February 6, 2026) and entitled to vote were present virtually or represented by proxy at the Annual Meeting. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934. At the Annual Meeting, management proposals 1 and 2 were approved and shareholder proposal 3 was not approved. The proposals below are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 20, 2026.

The results are as follows:

Proposal 1

The following persons were nominated and elected directors to serve for a one-year term expiring at the annual meeting of shareholders in 2026 and until their respective successors are elected and duly qualified, or until their earlier death, resignation or removal:

William L. Bridgford	Allan Bridgford Sr.	Todd C. Andrews	Raymond F. Lancy
	Mary Schott	D. Gregory Scott	John V. Simmons

The following sets forth the results of voting with respect to each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
William L. Bridgford	7,465,366	484,325	728,103
Allan Bridgford Sr.	7,460,214	489,477	728,103
Todd C. Andrews	7,660,722	288,969	728,103
Raymond F. Lancy	7,467,019	482,672	728,103
Mary Schott	7,666,921	282,770	728,103
D. Gregory Scott	7,665,739	283,952	728,103
John V. Simmons	7,467,019	482,672	728,103

Proposal 2

The following sets forth the results of voting with respect to the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the Company for the fiscal year ending on October 31, 2025:

For	Against	Abstained	Broker Non-Vote
8,610,923	43,733	23,138	—

Proposal 3

The management proposal to approve, on an advisory basis, the compensation of the named executive officers of the Company, as described in the proxy materials was approved. The results of shareholder voting were as follows:

For	Against	Abstained	Broker Non-Vote
7,902,348	46,136	1,207	728,103

No other matters were presented for consideration or shareholder action at the Annual Meeting.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGFORD FOODS CORPORATION

March 27, 2026	By:	/s/ Cindy Matthews-Morales
Cindy Matthews-Morales
Chief Financial Officer and Secretary
(Principal Financial Officer)